Exhibit 99.3

Mark W. Blodgett

Chief Executive Officer

Safe Harbor Disclaimer

The statements set forth in this presentation include forward-looking statements that involve risk and uncertainties. The Company wishes to caution that a number of factors could cause actual results to differ materially from those in the forward-looking statements. These and other factors which could cause actual results to differ materially from those in the forward-looking statements are discussed in the Company’s filings with the Securities and Exchange Commission.

Key Statistics

NASDAQ Ticker STKR

Stock Price $0.86

Market Capitalization $22 million

52 Week Price Range $0.82 - $2.73

Average Volume (3 months) 123,000 shares

Cash, 03/31/05 $1.2 million

Assets, 03/31/05 $31 million

Short Term Debt, 03/31/05 $1.9 million

Shares 24.5 million

Management ownership 13%

Investment Thesis

We have market and technology leadership in growing markets

Machine vision lasers

LED technology

Specialty optical fiber

Investment Thesis

We have established a solid customer base in diverse industries

Industrial (Perceptron, Seagate, KLA)

Defense (BAE, Honeywell, Northrop)

Medical (GE Medical, OpusMed)

Telecom (Mitsubishi, JDS Uniphase)

Investment Thesis

Our strategy is focused on revenue and profit generation by leading niche segments of the market

We are showing results

Company Overview

Founded in 1955

Leading provider of inspection products, diffractive optics, and specialty fiber

Markets include: worldwide machine vision, defense, medical and optical communications

Headquartered in Salem, N.H. with facilities in:

Montreal, Quebec

Cork, Ireland

Singapore

182 employees worldwide

Investing for the Future

Invested $29 Million in research and product development $3.5 M in ‘04

Plant and equipment investment totals $26 Million

IP portfolio

New product momentum

Technology Competencies

We have core competencies in:

Optical/Mechanical Design

Electronics/Thermal Control

Characterization & Testing

Product Design & Packaging

Technology Competencies

We combine these core technologies to produce application specific products in the following product lines:

Lasers

LEDs

Illumination

Specialty optical fiber (SOF)

Technology Competencies

Proprietary, world class LED technology, Chip-On-Board (COB)

Sales Breakdown

Optical 6%

LEDs 10%

Illumination 35%

Lasers 49%

Asia 15%

Europe 30%

Americas 55%

Machine Vision Industry

A machine vision system consists of:

Software

Sensor / Camera

Lighting (2D and 3D)

Machine Vision Industry

Automated Imaging Association estimates:

North American market in 2003: $1.6 billion

Illumination market available to StockerYale: $120 million

Projected 2005 growth: 20%

Machine Vision: Lasers

Structured light lasers used for 3D measurement

STKR lasers holds dominant market position (35%)

Performance and quality leader

Applications

Semiconductor Electronics

Lumber Optimization

Automotive

Machine Vision: LEDs

Proprietary Chip-On-Board Technology

Machine Vision: LEDs

Design Flexibility: Compact, Uniform and Intensely Bright

Machine Vision: LEDs

Targeted Markets:

Automotive

Web Inspection

Medical

Defense / Security

Emerging market for lasers, LEDs, and specialty optical fiber

New applications for military aircraft and civilian airplanes

Defense / Security

StockerYale’s Infrared LED Illuminator

Mitsubishi & StockerYale

Joint Distribution

Research & Development

Brand Building

Medical

Life & health sciences will provide non-cyclical growth opportunities:

Dermatology

X Ray positioning

Gene sequencing

Pathogen detection

Optical coherence tomography

Growing Global Customer Base

Quarterly Revenue Trends

5,000

4,500

4,000

3,500

3,000

2,500

2,000

1,500

1,000

500

0

4Q-03

1Q-04

2Q-04

3Q-04

4Q-04

1Q-05

2Q-05

Positioned for Growth

Dominant market position in key growth markets; # 1 in:

Structured Light Lasers

Fluorescent Microscope Illuminators

Chip-on-Board LEDs for inspection

Phase Masks

Positioned for Growth

Strong global demand for automated inspection

Electronics & semiconductors remain great markets to serve

Autos, lumber, food, pharmaceutical, textiles growing

Positioned for growth—LEDs and Specialty Optical Fiber

Business Objectives

Increase sales 25%+

Improve gross margins from 25% to 38%

Generate cash flow from operations

Continue to strengthen balance sheet

Product line acquisition

EBITDA positive in second-half of 2005

Thank you!